AGREEMENT
                                    ---------


         This Term Sheet is by and between Lycos-Bertelsmann GmbH. a German Corporation with a principal place of business at Carl-Bertelsmann-Strasse, 161L, Postfach 310, D-33311, Gutersloh, Germany, ("Lycos"), and Access Power , Inc. a US company with a principal place of business at 10033 Sawgrass Drive West, Suite 100, Ponte Vedra Beach, FL 32082 USA ("Access Power")


                                    Recitals
                                    --------

         A. Lycos-Bertelsmann is the owner or licensee of certain Pan-European Web services (collectively, the "Lycos-Bertelsmann Services", together with all localized adaptations including operated by Lycos-Bertelsmann' subsidiaries, joint ventures and licensees in Europe, the "Lycos Site");

         B. Access Power, Inc. the operator of a Web site accessible through the
URL   WWW.ACCESSPOWER.COM,   (the  Access  Power  site)  that  provides  on-line
telecommunications products and services over the Internet

Overview
--------

Lycos-Bertelsmann will place banners, promotional buttons, text links and other hyperlinks from Lycos and Tripod to the Access Power site.




                                      Terms
                                      -----

         1/       Lycos-Bertelsmann' Obligations:
                  -------------------------------

         Lycos Advertising  Impressions.  Lycos shall provide  advertising links
         -----------------------------
         promoting the Access Power site within the Lycos sites. Lycos shall provide these advertising impressions in accordance with Lycos' standard advertising terms and conditions.

         Tripod Advertising Impressions. Lycos shall provide links promoting the
         ------------------------------
         Access Power site for members within the European Tripod Sites). Lycos shall designate Access Power as a PREMIER PARTNER.

         Impression  Guarantees.  Lycos  guarantees  during  the  term  of  this
         ----------------------
         agreement it shall provide Access Power with ___________ impressions as follows: (i) __________ impressions in year ___ (as described in Section 1 above) (ii) __________ impressions in year ___ (as described in Section 1 above). Access Power shall have the right, at its own expense, to audit Lycos's books and records for the purpose of verifying impressions served. Such audits will be made not more than once per year, and not less than (10) ten days written notice, during regular business hours, by auditors reasonably acceptable to Lycos. Such audits shall not interfere with Lycos's normal business. In the event that Lycos has not delivered ___________ impressions by the end of the Term, Lycos will continue to deliver impressions until that level of impressions is received. Lycos and Access Power will work together during the term of this Agreement to determine the most effective distribution of the advertising impressions between the Lycos sites and the European Tripod Sites.


         2/       Access Power, Inc.'s Obligations:
                  ---------------------------------

         Integration.  Access  Power  shall  provide  Lycos with any  assistance
         -----------
         requested by Lycos in establishing links between Lycos and the Access Power Site.

         Lycos  Integration  Fees.  During the period beginning on the Effective
         ------------------------
         Date, Access Power shall pay Lycos-Bertelsmann ________ payable as follows: (i) ________ within __ days of the Effective Date; (ii) four installment payments of _______ due ___________________.

         Lycos  Transaction  Fees. In addition to the integration  fees outlined
         ------------------------
         above, during the term and for two years thereafter, for a total of four years, Access Power shall owe Lycos-Bertelsmann a percentage of any sales made by users referred to the Access Power Site through the impressions outlined in Section 1. Initially, Access Power shall owe Lycos-Bertelsmann ___ of the Net Sales Revenue. Lycos' percentage of the Net Sales shall be credited dollar for dollar against the integration fee outlined above, until such time as the full amount of the integration fee has been offset. At such time, the percentage share due Lycos shall decrease to ___ of the Net Sales Revenue, and Access Power shall commence paying Lycos its share of the Net Sales Revenue within thirty (30) days of such occurrence. Access Power will promote the Net.Caller service on the Lycos sites.

         3/       Term:
                  -----

         The term ("Term") of this Agreement shall commence on the Effective Date and continue for two years unless terminated earlier as provided below. The effective date will be the first day of implementation but no later than September 1st 1999.

         4/  Marks:  Lycos  hereby  grants to  Access  Power the  non-exclusive,
             -----
         non-transferable right to use the Lycos Marks solely for the purposes of co-branding specified in this Agreement. Access Power hereby grants Lycos the non-exclusive, non-transferable right to use the Access Power

         Marks solely for the purposes specified in this Agreement. Except as expressly stated herein, neither party shall make any other use of the other party's marks. Upon request of either party, the other party shall provide appropriate attribution of the use of the requesting party's marks. (E.g., "Go Get It R is a registered service mark of Lycos, Inc. All Rights Reserved.").


         5/  Representations  and Warranties:  Each party hereby  represents and
             -------------------------------
warrants as follows:

                  a. Corporate  Power.  Such party is duly organized and validly
                     ----------------
         existing under the laws of the state of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof.

                  b. Due Authorization. Such party is duly authorized to execute
                     -----------------
         and deliver this Agreement and to perform its obligations hereunder.

                  c.  Binding  Agreement.  This  Agreement  is a legal and valid
                      ------------------
         obligation binding upon it and enforceable with its terms. The execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

                  d. Intellectual  Property Rights.  Such party has the full and
                     -----------------------------
         exclusive right to grant or otherwise permit the other party to access the Access Power Site content and to use the trademarks, logos and trade names as set forth on this Agreement, and that it is aware of no claims by any third parties adverse to any of such property rights.

         The representations and warranties and covenants in this Section 5 are continuous in nature and shall be deemed to have been given by each party at execution of this Agreement and at each stage of performance hereunder. These representations, warranties and covenants shall survive termination or expiration of this Agreement.


         6/ Limitation of Warranty.  EXCEPT AS EXPRESSLY  WARRANTED IN SECTION 5
            ----------------------
         ABOVE, EACH PARTY EXPRESSLY DISCLAIMS ANY FURTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE.

         7/       Indemnification.
                  ----------------

                  a.  Access  Power  Indemnity.  Access  Power will at all times
                      ------------------------
         indemnify and hold harmless Lycos and its officers, directors, shareholders, employees, accountants, attorneys, agents, successors and assigns from and against any and all third party claims, damages, liabilities, costs and expenses, including reasonable legal fees and expenses, arising out of or related to any breach of any warranty, representation, covenant or agreement made by Access Power in this Agreement. Lycos shall give Access Power prompt written notice of any claim, action or demand for which indemnity is claimed. Access Power shall have the right, but not the obligation, to control the defense and/or settlement of any claim in which it is named as a party. Lycos shall have the right to participate in any defense of a claim by Access Power with counsel of Lycos' choice at Lycos' own expense. The foregoing indemnity is conditioned upon: prompt written notice by Lycos to Access Power of any claim, action or demand for which indemnity is claimed; complete control of the defense and settlement thereof by Access Power; and such reasonable cooperation by Lycos in the defense as Access Power may request.

                  b. Lycos Indemnity.  Lycos will at all times defend, indemnify
                     ---------------
         and hold harmless Access Power and its officers, directors, shareholders, employees, accountants, attorneys, agents, successors and assigns from and against any and all third party claims, damages, liabilities, costs and expenses, including reasonable legal fees and expenses, arising out of or related to any breach of any warranty, representation, covenant or agreement made by Lycos in this Agreement. Access Power shall give Lycos prompt written notice of any claim, action or demand for which indemnity is claimed. Lycos shall have the right, but not the obligation, to control the defense and/or settlement of any claim in which it is named as a party. Access Power shall have the right to participate in any defense of a claim by Lycos with counsel defense of Access Power chosen at its own expense. The foregoing indemnity is conditioned upon; prompt written notice by Access Power to Lycos of any claim, action or demand for which indemnity is claimed; complete control of the defense and settlement thereof by Lycos; and such reasonable cooperation by Access Power in the defense of Lycos may request.

         8/       Confidentiality, Press Releases.
                  -------------------------------

                  a.       Non-disclosure   Agreement.  The  parties  agree  and
                           --------------------------
                           acknowledge that, as a result of negotiating, entering into and performing this Agreement, each party has and will have access to certain of the other party's Confidential Information (as defined below). Each party also understands and agrees that misuse and/or disclosure of that information could adversely affect the other party's business. Accordingly, the parties agree that, during the Term of this Agreement and thereafter, each party shall use and reproduce the other party's Confidential Information only for purposes of this Agreement and only to the extent necessary for such purpose and shall restrict disclosure of the other party's Confidential Information to its employees, consultants or independent contractors with a need to know and shall not disclose the other party's Confidential Information to any third party without the prior written approval of the other party . Notwithstanding the foregoing, it shall not be a breach of this Agreement for either party to disclose Confidential Information of the other party if required to do so under law or in a judicial or other governmental investigation or proceeding, provided the other party has been given prior notice and the disclosing party has sought all available safeguards against widespread dissemination prior to such disclosure.


                  b.       Confidential  Information  Defined.  As  used in this
                           ----------------------------------
                           Agreement, the term "Confidential Information" refers to: (i) the terms and conditions of this Agreement;
                           (ii) each party's trade secrets, business plans, strategies, methods and/or practices; and (iii) other information relating to either party that is not generally known to the public, including information about either party's personnel, products, customers, marketing strategies, services or future business plans. Notwithstanding the foregoing, the term "Confidential Information" specifically excludes (A) information that is now in the public domain or subsequently enters the public domain by publication or otherwise through no action or fault of the other party; (B) information that is known to either party without restriction, prior to receipt from the other party under this Agreement, from its own independent sources as evidenced by such party's written records, and which was not acquired, directly or indirectly, from the other party; (C) information that either party receives from any third party reasonably known by such receiving party to have a legal right to transmit such information, and not under any obligation to keep such information confidential; and
                           (D) information independently developed by either party's employees or agents provided that either party can show that those same employees or agents had no access to the Confidential Information received hereunder.

                           c. Press Releases. Lycos and Access Power will jointly prepare at least one press release concerning the existence of this Agreement and the terms hereof. Otherwise, no public statements concerning the existence or terms of this Agreement shall be made or released to any medium except with the prior approval of Lycos and Access Power or as required by law, except where such information is already clearly in the public domain or the subject of existing jointly approved press releases.

          9/      Termination.  Either party may terminate this Agreement if (a)
                  -----------
         the other party files a petition for bankruptcy or is adjudicated bankrupt; (b) a petition in bankruptcy is filed against the other party and such petition is not dismissed within sixty (60) days of the filing date; (c) the other party becomes insolvent or makes an assignment for the benefit of its creditors pursuant to any bankruptcy law; (d) a receiver is appointed for the other party or its business; (e) upon the occurrence of a material breach by the other party if such breach is not cured within thirty (30) days after written notice is received by the breaching party identifying the matter constituting the material breach; (f) after 1 year either party may exercise the right to terminate the agreement under this clause, 9/(f), in which case, Lycos must give 90 days notice to Access Power and agrees to waive any further payments from Access Power. Equally, should Access Power exercise this clause, 9(f), then they shall give 90 days notice to Lycos-Bertelsmann and remain liable for any subsequent monthly guaranteed payments falling due under the terms of this agreement, as well as remain liable to Lycos-Bertelsmann ___ of the Net Sales Revenue on Sales made by the users referred to the Access Power Site through the impressions outlined in Section 1 prior to the termination of the agreement.; (g) by mutual consent of the parties

         10/ Force  Majeure.  In the event that either party is  prevented  from
             --------------
         performing, or is unable to perform, any of its obligations under this Agreement due to any cause beyond the reasonable control of the party invoking this provision, the affected party's performance shall be excused and the time for performance shall be extended for the period of delay or inability to perform due to such occurrence.

         11/  Relationship  of Parties.  Access Power and Lycos are  independent
              ------------------------
         contractors under this Agreement, and nothing herein shall be construed to create a partnership, joint venture or agency relationship between Access Power and Lycos. Neither party has authority to enter into agreements of any kind on behalf of the other.

         12/  Assignment,  Binding  Effect.  Neither  Lycos nor Access Power may
              ----------------------------
         assign this Agreement or any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other.

         13/  Choice  of Law and  Forum.  This  Agreement,  its  interpretation,
              -------------------------
         performance or any breach thereof, shall be construed in accordance with, and all questions with respect thereto shall be determined by, the laws of the Commonwealth of Massachusetts applicable to contracts entered into and wholly to be performed within said state. Access Power hereby consents to the personal jurisdiction of the Commonwealth of Massachusetts, acknowledges that venue is proper in any state or Federal court in the Commonwealth of Massachusetts, agrees that any action related to this Agreement must be brought in a state or Federal court in the Commonwealth of Massachusetts, and waives any objection Access Power has or may have in the future with respect to any of the foregoing.

         14/ Good Faith.  The parties agree to act in good faith with respect to
             ----------
         each provision of this Agreement and any dispute that may arise related hereto.

         15/ Additional Documents/information.  The parties agree to sign and/or
             --------------------------------
         provide such additional documents and/or information as may reasonably be required to carry out the intent of this Agreement and to effectuate its purposes.

         16/   Counterparts.   This   Agreement  may  be  executed  in  multiple
               ------------
         counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         17/ No Waiver.  The waiver by either  party of a breach or a default of
             ---------
         any provision of this Agreement by the other party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of either party to exercise or avail itself of any right, power or privilege that it has, or may have hereunder, operate as a waiver of any right, power or privilege by such party.

         18/  Successors and Assigns.  This Agreement  shall be binding upon and
              ----------------------
         inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

         19/  Severability.  Each provision of this Agreement shall be severable
              ------------
         from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

         20/ Notices.  All notice required to be given under this Agreement must
             -------
         be given in writing and delivered either in hand, by certified mail, return receipt requested, postage pre-paid, or by Federal Express or other recognized overnight delivery service, all delivery charges pre-paid, and addressed:


       If to Lycos-Bertelsmann:Lycos-Bertelsmann-Bertelsmann GmbH & Co KG
                                        Carl-Bertelsmann-Strasse, 161L
                                        Postfach 315, D-33311 Gutersloh, Germany
                                        Fax No.: (+49) 5241 80 61655
                                        Attention: Controller

               With a copy to:          Business Development Director
                                        Lycos-Bertelsmann GmbH & Co KG
                                        400-2 Totten Pond Road
                                        Waltham MA 02154
                                        Fax No.: (781) 370 2600


If to Access Power, Inc.:
                                       Access Power, Inc.
                                       10033 Sawgrass Drive West, Suite 100
                                       Ponte Vedra Beach, FL 32082
                                       Attention: Chief Operating Officer

         22/ Entire Agreement.  This Agreement contains the entire understanding
             ----------------
         of the parties hereto with respect to the transactions and matters contemplated hereby, supersede all previous agreements between Lycos-Bertelsmann and Access Power concerning the subject matter, and cannot be amended except by writing signed by both parties. No party hereto has relied on any statement, representation or promise of any other party or with any other officer, agent, employee or attorney for the other party in executing this Agreement except as expressly stated herein.

         23/ Limitations of Liability. UNDER NO CIRCUMSTANCES SHALL EITHER PARTY
             ------------------------
         BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM ANY PROVISION OF THIS AGREEMENT (INCLUDING SUCH DAMAGES INCURRED BY THIRD PARTIES), SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR DAMAGES IN EXCESS OF THE AMOUNT RECEIVED BY THE OTHER PARTY UNDER THIS AGREEMENT, PROVIDED THAT THIS SECTION DOES NOT LIMIT EITHER PARTY'S LIABILITY TO THE OTHER FOR (A) WILLFUL AND MALICIOUS MISCONDUCT; (B) DIRECT DAMAGES TO REAL OR TANGIBLE PERSONAL PROPERTY; (C) BODILY INJURY OR DEATH CAUSED BY NEGLIGENCE; OR (D) INDEMNIFICATION OBLIGATIONS HEREUNDER.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date set forth above.

Access Power, Inc.                     Lycos Bertelsmann GmbH & CO.



By: /s/ Glenn Smith                    By: /s/ Christoph Mohn

Name:  Glenn Smith                     Name: Christoph Mohn


Title: CEO                                      Title:  CEO

Date: July 27, 1999                             Date:  August 6th


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